AMENDMENT NO. 1

to

REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of April 20, 2006, to the Revolving Credit Agreement, dated as of April 6, 2005, by and among SOUTHWEST GAS CORPORATION (the “Borrower”), the lenders listed on the signature pages thereto (the “Lenders”), THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A., as Syndication Agent and JP MORGAN CHASE BANK, N.A., UNION BANK OF CALIFORNIA, N.A. and KEYBANK NATIONAL ASSOCIATION, as Co-Documentation Agents (the “Revolving Credit Agreement”).

RECITALS

I.          Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to such terms in the Revolving Credit Agreement.

II.         The Borrower has requested that the Administrative Agent and the Lenders agree to (i) extend the Termination Date; (ii) add Citibank, N.A. (the “New Lender”) as a new lender under the Revolving Credit Agreement; and (iii) amend the Revolving Credit Agreement in certain other respects.

III.        The Administrative Agent and the Lenders have advised the Borrower that they are willing to agree to the Borrower’s request on the terms and subject to the conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

Article I	Amendments.

1.1        Effective on the Amendment No. 1 Effective Date, the Revolving Credit Agreement is hereby amended as follows:

(a)        Section 1.01 of the Revolving Credit Agreement is amended by adding in appropriate alphabetical order the following definitions:

“Amendment No. 1 Effective Date” means April 20, 2006.

(b)        Section 1.01 of the Revolving Credit Agreement is amended by deleting the definition of “Applicable Margin” in its entirety and substituting the following therefor:

exhibit10-01.htm

91002.3582

“Applicable Margin” means, at any date and with respect to each Loan during which the applicable Pricing Level set forth below is in effect, the percentage set forth below adjacent to such Pricing Level:

Pricing Level	Applicable Margin	Applicable Margin
	Eurodollar Loans	ABR Loans
I	0.30%	0.00%
II	0.40%	0.00%
III	0.50%	0.00%
IV	0.60%	0.00%
V	0.88%	0.13%

(c)        Section 1.01 of the Revolving Credit Agreement is amended by deleting the definition of “Termination Date” in its entirety and substituting the following therefor:

“Termination Date” means, April 19, 2011, or such earlier date on which the Revolving Credit Notes shall become due and payable, whether by acceleration or otherwise.

(d)        Section 3.07(a) of the Revolving Credit Agreement is hereby amended by deleting the pricing grid in its entirety and substituting the following therefor:

Pricing Level	Commitment Fee
I	0.08%
II	0.09%
III	0.11%
IV	0.13%
V	0.20%

(e)        Section 3.07(b) of the Revolving Credit Agreement is amended by deleting the pricing grid in its entirety and substituting the following therefor:

Pricing Level	Utilization Fee
I	0.10%
II	0.10%
III	0.10%
IV	0.10%
V	0.13%

(f)         Schedule I of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto.

(g)        From and after the Amendment No. 1 Effective Date, (i) the New Lender shall be a Lender under the Revolving Credit Agreement and (ii) each of the Lenders (including the New Lender) shall have a Commitment in the respective amounts thereof set forth on Schedule I attached hereto.

Article II	Conditions of Effectiveness.

2.1        This Amendment shall be dated as of April 20, 2006 and shall become effective as of the date that:

(a)        the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Lenders,

(b)        the Administrative Agent shall have received, for the benefit of the New Lender, a Revolving Credit Note in the principal amount of $15,000,000 and otherwise substantially in the form of Exhibit C to the Revolving Credit Agreement;

(c)        the Administrative Agent shall have received an Assignment and Acceptance Agreement executed by Mellon Bank, N.A. and New Lender;

(d)        the Administrative Agent shall have received a Revolving Credit Note from Mellon Bank, N.A., marked paid in full; and

(e)        the Administrative Agent shall have received such other documents as the Administrative Agent or the Lenders shall reasonably request.

Article III	Other Provisions.

3.1        Except as specifically amended hereby, the Credit Documents shall remain in all respects in full force and effect.

3.2        In order to induce the Administrative Agent and the Lenders to execute this Amendment, the Borrower hereby (i) certifies that, immediately after giving effect to this Amendment, all representations and warranties contained in the Revolving Credit Agreement are true and correct in all respects as of the date hereof (except to the extent that any representations and warranties speaks as of a certain date) and that no Default or Event of Default exists under the Revolving Credit Agreement, (ii) reaffirms and admits the validity and enforceability of the Credit Documents and its obligations thereunder, and (iii) agrees and admits that it has no valid defenses to or offsets against any of its obligations to the Administrative Agent and the Lenders under the Loan Documents as of the date hereof.

3.3        This Amendment contains the entire agreement among the parties relating to the subject matter hereof and may not be amended, modified or waived except by a written agreement executed in accordance with Section 11.06 of the Revolving Credit Agreement.

3.4        This Amendment may be executed in any number of counterparts, included counterparts executed and delivered by facsimile, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

3.5        THE RIGHTS AND DUTIES OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS UNDER THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

3.6        The Borrower agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent in connection with this Amendment.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

SOUTHWEST GAS CORPORATION

By:	/s/ KENNETH J. KENNY
	Name:	Kenneth J. Kenny
	Title:	Vice President/Treasurer

AMENDMENT NO. 1 TO

SOUTHWEST GAS CREDIT AGREEMENT

THE BANK OF NEW YORK,

as Administrative Agent and Lender

By:	/s/ RAYMOND J. PALMER
	Name:	Raymond J. Palmer
	Title:	Vice President

AMENDMENT NO. 1 TO

SOUTHWEST GAS CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Syndication Agent and Lender

By:	/s/ PETER J. VITALE
	Name:	Peter J. Vitale
	Title:	Senior Vice President

AMENDMENT NO. 1 TO

SOUTHWEST GAS CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Co-Documentation Agent and Lender

By:	/s/ GABRIEL J. SIMON
	Name:	Gabriel J. Simon
	Title:	AVP

AMENDMENT NO. 1 TO

SOUTHWEST GAS CREDIT AGREEMENT

UNION BANK OF CALIFORNIA, N.A., as a Co-Documentation Agent and Lender

By:	/s/ ROBERT J. COLE
	Name:	Robert J. Cole
	Title:	Vice President

AMENDMENT NO. 1 TO

SOUTHWEST GAS CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Co-Documentation Agent and Lender

By:	/s/ KEVEN D. SMITH
	Name:	Keven D. Smith
	Title:	Senior Vice President

AMENDMENT NO. 1 TO

SOUTHWEST GAS CREDIT AGREEMENT

KBC BANK, N.V.

By:	/s/ ERIC RASKIN
	Name:	Eric Raskin
	Title:	Vice President
By:	/s/ ROBERT SNAUFFER
	Name:	Robert Snauffer
	Title:	First Vice President

AMENDMENT NO. 1 TO

SOUTHWEST GAS CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ JOHN MILLER
	Name:	John Miller
	Title:	Attorney-in-Fact

AMENDMENT NO. 1 TO

SOUTHWEST GAS CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ SCOTT J. BELL
	Name:	Scott J. Bell

Title:Senior Vice President

Schedule I

Lenders and Commitments

Lender	Commitment as of the Effective Date	Address for Notices
The Bank of New York	$52,000,000	The Bank of New York One Wall Street New York, New York 10286 Attention: Ray Palmer
Bank of America, N.A.	$52,000,000	Bank of America, N.A. 300 S. 4th Street, 2nd Floor Las Vegas, Nevada 89101 Attention: Alan Gordon Relationship Manager
JPMorgan Chase Bank, N.A.	$42,000,000	JPMorgan Chase Bank, N.A. 1 Bank One Plaza Suite IL 1-0634 Chicago, Illinois 60670 Attention: Kenneth Fecko Client Service Associate
Union Bank of California, N.A.	$42,000,000	Union Bank of California, N.A. 601 Potrero Grande Dr. Monterey Park, California 91754 Attention: Gohar Karapetyan Ruby Gonzales Commercial Loan Operations
KeyBank National Association	$42,000,000	KeyBank National Association 601-108th Avenue, N.E. Bellevue, Washington 98004 Attention: Keven Smith

KBC Bank, N.V.	$30,000,000	KBC Bank, N.V. 125 West 55th Street, 10th Floor New York, New York 10019 Attention: Rose Pagan
U.S. Bank National Association	$25,000,000	U.S. Bank National Association 555 S.W. Oak Street, PL-4 Portland, Oregon 97204 Attention: Scott J. Bell Vice President and Relationship Manager Commercial Loan Servicing Department
Citibank, N.A.	$15,000,000	Citibank, N.A. 333 Clay Street, Suite 3700 Houston, Texas 77002 Attention: David E. Hunt